UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2008

DUSSAULT APPAREL INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-52452
(Commission File Number)

98-0513727
(IRS Employer Identification No.)

2250 East Hastings Street, Vancouver BC V5L 1V4
(Address of principal executive offices and Zip Code)

604.569.2619
Registrant's telephone number, including area code

8010 Melrose Avenue, Los Angeles, CA 90046-7010
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01 Regulation FD Disclosure.

The company has elected to close its store located on Melrose Avenue in Los Angeles and has ceased all operations relating to that location. Given the losses associated with that location, and the current market circumstances for retailers, management was of the view such closure was necessary to prevent further losses and conserve working capital. The company will continue to focus on its remaining operations and distribution arrangements and will seek additional opportunities in the apparel retail sector.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSSAULT APPAREL INC.

By:	/s/ Robert Mintak
Robert Mintak
Chief Operating Officer

Dated: November 17, 2008